Exhibit 10.4

Amendment to Sales Agreement
Dated as of October 2, 2013

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:
Reference is hereby made to the Sales Agreement dated July 25, 2011 (the “Sales Agreement”) among Kilroy Realty Corporation, a Maryland corporation (the “Company”), Kilroy Realty L.P., a Delaware limited partnership, and J.P. Morgan Securities LLC (the “Agent”). Capitalized terms used herein and not defined have the respective meanings set forth in the Sales Agreement.
The Sales Agreement contemplates the offering and sale of Shares pursuant to the Company’s and the Operating Partnership’s registration statement on Form S-3 (File Nos. 333‑172560 and 333-172560-1) (the “Prior Registration Statement”). The Company and the Operating Partnership have filed with the Commission (i) a new automatic shelf registration statement on Form S-3 (File Nos. 333-191524 and 333-191524-01) relating to, among other things, the Shares (which new registration statement became effective upon the filing thereof with the Commission on the date hereof) and (ii) a new prospectus supplement dated October 2, 2013 (the “New Prospectus Supplement”) relating to the Shares and an accompanying prospectus dated October 2, 2013 (the “New Base Prospectus”). As used herein, the term “New Registration Statement” means, collectively, the various parts of such new registration statement, each as amended as of the Effective Date for such part, including any Prospectus and all exhibits to such registration statement, including the information deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement as of the Effective Date.
The parties hereto hereby agree that, from and after the date hereof, the term “Registration Statement,” as used in the Sales Agreement, shall include the New Registration Statement; the term “Base Prospectus,” as used in the Sales Agreement, shall include the New Base Prospectus; and the term “Prospectus Supplement,” as used in the Sales Agreement, shall include the New Prospectus Supplement; and further agree that the Sales Agreement, as amended hereby, shall remain in full force and effect.
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Partnership a counterpart hereof, whereupon this agreement, along with all counterparts, will become a binding agreement between the Agent, the Company and the Operating Partnership in accordance with its terms.

Very truly yours,

KILROY REALTY CORPORATION

By:	/s/ Tyler H. Rose
Tyler H. Rose Executive Vice President and Chief Financial Officer

By:	/s/ Heidi R. Roth
Heidi R. Roth Senior Vice President and Chief Accounting Officer

KILROY REALTY, L.P.

By:	Kilroy Realty Corporation, as the General Partner

By:	/s/ Tyler H. Rose
Tyler H. Rose Executive Vice President and Chief Financial Officer

By:	/s/ Heidi R. Roth
Heidi R. Roth Senior Vice President and Chief Accounting Officer

Accepted:
J.P. MORGAN SECURITIES LLC

By:	/s/ Jim Smith
Authorized Representative

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